JOHNSONFAMILY
                                 -------------
                                     FUNDS

PROSPECTUS                                                   FEBRUARY 28, 1999


This prospectus contains information you should know before investing, including information about risks. Please read it carefully before you invest and keep it with your financial records.

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

It's important you know that JohnsonFamily Funds:
- Are not bank deposits
- Are not federally insured
- Are not endorsed or guaranteed by any bank or government agency
- Are not guaranteed to achieve their goals


                               TABLE OF CONTENTS
                               -----------------

PROSPECTUS SUMMARY
- Welcome to JohnsonFamily Funds                           2

-------------------------------------------------------------
ABOUT THE FUNDS
- JohnsonFamily Intermediate Fixed Income Fund             3
- JohnsonFamily Large Cap Equity Fund                      7
- JohnsonFamily Small Cap Equity Fund                     10
- JohnsonFamily International Equity Fund                 14

-------------------------------------------------------------
ABOUT YOUR ACCOUNT
- Buying Shares of the Funds                              18
- Selling (Redeeming) Shares of the Funds                 20
- Exchange Privileges                                     20
- Net Asset Value (NAV)                                   21
- Dividends, Distributions and Taxes                      22

-------------------------------------------------------------
MORE ABOUT THE FUNDS
- Management of the Funds                                 23
- Year 2000 Issues                                        26
- Financial Highlights                                    27

-------------------------------------------------------------
FOR MORE INFORMATION                                      28


                               PROSPECTUS SUMMARY
                               ------------------

WELCOME TO JOHNSONFAMILY FUNDS

JohnsonFamily Funds offers a selection of four diversified mutual fund portfolios, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages include information you should know before you invest, including the types of securities in which each Fund invests and the risks associated with those investments. You'll want to read all this information carefully. You can find more detailed information about the Funds in the Statement of Additional Information ("SAI").

Although each Fund invests in a broad range of securities, you should not consider an investment in any one Fund a complete investment program. Like most investors, you will want to hold a number of different investments, each with a different level of risk.

Each of the JohnsonFamily Funds is managed by Johnson Asset Management, Inc. ("JAM"). JAM managed more than $600 million in assets as of November 30, 1998. The Funds are distributed by Sunstone Distribution Services, LLC (the "Distributor").


                              INVESTMENT                    PRIMARY                       PRIMARY
JOHNSONFAMILY FUNDS           OBJECTIVE<F1>                 INVESTMENTS                   RISKS

-----------------------------------------------------------------------------------------------------------------
Intermediate Fixed            Current income                Investment grade              Market, interest rate,
  Income Fund                 consistent with               bonds                         credit, prepayment
                              capital preservation                                        and liquidity risk

-----------------------------------------------------------------------------------------------------------------
Large Cap                     Long-term capital             Large company                 Market and
  Equity Fund                 appreciation and              stocks                        financial risk
                              current income

-----------------------------------------------------------------------------------------------------------------
Small Cap                     Long-term capital             Small company                 Market, financial
  Equity Fund                 appreciation                  stocks                        and smaller
                                                                                          companies risk

-----------------------------------------------------------------------------------------------------------------
International                 Long-term capital             Foreign stocks                Market, financial
  Equity Fund                 appreciation                                                and foreign
                                                                                          investment risk


<F1> A Fund's investment objective may be changed without shareholder approval.


                                                                 ABOUT THE FUNDS


                  JOHNSONFAMILY INTERMEDIATE FIXED INCOME FUND
                 ---------------------------------------------

MAIN GOAL
The Fund seeks current income consistent with capital preservation.

HOW THE FUND INVESTS
The Fund invests mainly in investment grade fixed income securities. Under normal market conditions, the Fund will maintain a weighted average effective maturity between three and ten years. Generally, at least 75% of the Fund's total assets will be invested in securities rated A or better by a nationally recognized rating agency. Fixed income securities may include:
- Corporate debt securities, including notes, bonds and debentures of U.S. and foreign issuers payable in U.S. dollars;
- U.S. Treasury, government agency securities and government securities stripped of unmatured interest coupons;
- Mortgage-backed securities, asset-backed securities and taxable municipal bonds; and
- Preferred stocks

INVESTMENT STRATEGY
In selecting securities for the Fund, the portfolio manager follows a highly disciplined investment approach. Using the Lehman Intermediate/Corporate Bond Index as the Fund's benchmark, the portfolio manager:

1.First, analyzes interest rate trends as well as economic and market information;
2.Then determines the desired weighted average effective maturity for the overall portfolio, based on the outlook for the direction of interest rates; 3.Next, reviews sectors and industries to identify those that are most attractively priced; and
4.Finally, focuses on investment grade quality issues which are relatively undervalued (i.e., has a higher yield than other similar issues of similar quality).

The Fund may take a temporary defensive position in response to adverse market conditions. When it does so, the weighted average effective maturity of the Fund's portfolio will be less than three years as the Fund will invest in money market instruments. Money market instruments generally have lower yields than debt securities with longer maturities. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

The portfolio manager is a patient investor. He does not attempt to achieve the Fund's investment objective by active and frequent trading of fixed income securities.

INVESTMENT GRADE SECURITIES are those bonds which carry one of the four highest credit ratings (BBB or higher) from a nationally recognized rating agency, such as Standard & Poor's Ratings Group or Moody's Investors Service. Generally, investment grade bonds are considered less likely to default than lower-rated bonds.

AVERAGE EFFECTIVE MATURITY is a measure of a bond's maturity that takes into account the possibility that the bond may be prepaid by the issuer or redeemed by the holder before its stated maturity date.


ABOUT THE FUNDS


MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

- MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons.
  The price declines may be steep, sudden and/or prolonged. This means you may lose money.

- INTEREST RATE RISK. This is the risk that changes in prevailing interest rates will affect the value of the Fund's securities. Generally, when interest rates rise, the market value of the Fund's securities will decline. Conversely, when interest rates fall, the market value of the Fund's securities will typically rise. The longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

- CREDIT RISK. Also known as default risk, this is the risk that a bond issuer's credit rating will be downgraded or that it will default on its principal and interest payments. If an issuer fails to make interest or principal payments, the Fund's income level and share price may fall as well.

- PREPAYMENT RISK. This is the risk that issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

- LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

An investment in the Fund is not a deposit of the Johnson Banks and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                 ABOUT THE FUNDS


INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

- SHAREHOLDER FEES are fees paid directly from your investment.

-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                  2.75%
Maximum deferred sales charge (load)
  (as a percentage of net asset value)                                  None
Maximum sales charge (load) imposed on reinvested
  dividends (as a percentage of net asset value)                        None
Redemption fee                                                      None<F1>
Exchange fee                                                        None<F1>
Maximum account fee                                                 None<F1>
-----------------------------------------------------------------------------

<F1> An investor's broker may charge a fee for wire redemptions and/or exchanges and may charge an account fee.


- ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.

-----------------------------------------------------------------------------
Management fee                                                         0.45%
Distribution and/or service (12b-1) fees                               0.25%
Other expenses                                                         0.41%
Total Fund Operating Expenses                                      1.11%<F1>
-----------------------------------------------------------------------------

<F1> The Adviser waives its advisory fee to the extent necessary to ensure that the Total Fund Operating Expenses do not exceed 0.85% of the Fund's average daily net assets. The Adviser may terminate the fee waiver at any time, but will not do so prior to October 31, 1999.

The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been allowed if paid entirely as an initial sales charge.


ABOUT THE FUNDS


EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------------------
1 Year              3 Years             5 years             10 Years
$385                $618                $870                $1,590
-----------------------------------------------------------------------------


PORTFOLIO MANAGER
George A. Balistreri, CFA, Senior Vice President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Mr. Balistreri has managed fixed income portfolios for the Adviser since February 1990.


                                                                 ABOUT THE FUNDS


                      JOHNSONFAMILY LARGE CAP EQUITY FUND
                      ------------------------------------


MAIN GOAL
The Fund seeks long-term capital appreciation and current income.

HOW THE FUND INVESTS
The Fund invests mainly (65% or more of its net assets) in common stocks of U.S. companies having a market capitalization of $2 billion or more at the time of purchase.

INVESTMENT STRATEGY
The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the S&P 500/R Stock Index, the portfolio managers focus on stock selection rather than sector concentration. Most of the time, the sector allocation of the Fund will be roughly comparable to the S&P 500/R Stock Index. The allocation rarely will be identical to the S&P 500/R Stock Index because the portfolio managers usually will find more or better investment opportunities in some sectors than others and because sector performance will vary.

The portfolio managers use a variety of resources, including computer models and fundamental research, to identify stocks that they believe are suitable investments. Specifically, the managers look for companies that have all or some of the following attributes:

- Positive free cash flow
- Corporate restructuring or management changes
- Increasing market share or new product development
- Inexpensive (i.e., low valuation) relative to their industry sector
- Relatively flat or increasing earnings estimate revisions
- Other evidence of positive catalysts for change

The Fund typically sells a stock when its portfolio managers no longer consider it undervalued relative to other companies in its sector, or if a change in the company's business or financial outlook no longer makes it a suitable holding for the portfolio.

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

MARKET CAPITALIZATION
is a measure of the market value of a publicly traded company. It is calculated by multiplying the number of a company's outstanding shares by the current market price per share.


ABOUT THE FUNDS


The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objectives by active and frequent trading of common stocks.

MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

- MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons.
  The price declines may be steep, sudden and/or prolonged. This means you may lose money.

- FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

The Fund attempts to manage investment risk by diversifying its holdings among many companies and industries. However, the Fund cannot guarantee that it will reach its goal or its performance will be positive over any period of time.

An investment in the Fund is not a deposit of the Johnson Banks and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

- SHAREHOLDER FEES are fees paid directly from your investment.

-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                  4.00%
Maximum deferred sales charge (load)
  (as a percentage of net asset value)                                  None
Maximum sales charge (load) imposed on reinvested
  dividends (as a percentage of net asset value)                        None
Redemption fee                                                      None<F1>
Exchange fee                                                        None<F1>
Maximum account fee                                                 None<F1>
-----------------------------------------------------------------------------

<F1> An investor's broker may charge a fee for wire redemptions and/or exchanges and may charge an account fee.


                                                                 ABOUT THE FUNDS


- ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's net assets.

-----------------------------------------------------------------------------
Management fee                                                         0.75%
Distribution and/or service (12b-1) fees                               0.25%
Other expenses                                                         0.45%
Total Fund Operating Expenses                                          1.45%
-----------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been allowed if paid entirely as an initial sales charge.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------------------
1 Year              3 Years             5 years             10 Years
$542                $840                $1,160              $2,066
-----------------------------------------------------------------------------


PORTFOLIO MANAGERS
Wendell L. Perkins, CFA, and Frank J. Gambino, CFA, are responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is a Senior Vice President of the Adviser and has managed equity portfolios for the Adviser since January 1994. Mr. Gambino is a Vice President of the Adviser and has served as a portfolio manager and equity analyst for the Adviser since December 1993.


ABOUT THE FUNDS
                      JOHNSONFAMILY SMALL CAP EQUITY FUND
                      ------------------------------------


MAIN GOAL
The Fund seeks long-term capital appreciation.

HOW THE FUND INVESTS
The Fund invests mainly (65% or more of its net assets) in common stocks of U.S. companies having a market capitalization of less than $2 billion at the time of purchase.

INVESTMENT STRATEGY
The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the S&P SmallCap 600 Stock Index, the portfolio managers focus on stock selection rather than sector concentration. Most of the time, the sector allocation of the Fund will be roughly comparable to the S&P SmallCap 600 Stock Index. The allocation rarely will be identical to the S&P SmallCap 600 Stock Index because the portfolio managers usually will find more or better investment opportunities in some sectors than others and because sector performance will vary.

The portfolio managers use a variety of resources, including computer models and fundamental research, to identify stocks that they believe are suitable investments. Specifically, the managers look for companies that have some or all of the following attributes:

- Positive free cash flow
- Corporate restructuring or management changes
- Increasing market share or new product development
- Inexpensive (i.e., low valuation) relative to their industry sector
- Relatively flat or increasing earnings estimate revisions
- Sufficient analysts' coverage and liquidity
- Other evidence of positive catalysts for change

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of common stocks.

SMALL CAP STOCKS have historically provided greater returns than the stocks of larger, more established companies. However, their prices tend to be more volatile.


                                                                 ABOUT THE FUNDS


MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

- MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons.
  The price declines may be steep, sudden and/or prolonged. This means you may lose money.

- FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

- SMALLER COMPANIES RISK. This is a risk associated with smaller capitalization companies that results from smaller companies typically having relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult to sell smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and smaller capitalization stocks underperform.

As a result of these and other risks, the value of the Fund's investments tends to be more volatile than the stock market in general, as measured by the S&P 500/R Stock Index. The Fund attempts to manage investment risk by diversifying its holdings among many companies and industries. However, the Fund cannot guarantee that it will reach its goal or that its performance will be positive over any period of time.

An investment in the Fund is not a deposit of the Johnson Banks and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


ABOUT THE FUNDS


INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

- SHAREHOLDER FEES are fees paid directly from your investment.

-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                  4.00%
Maximum deferred sales charge (load)
  (as a percentage of net asset value)                                  None
Maximum sales charge (load) imposed on reinvested
  dividends (as a percentage of net asset value)                        None
Redemption fee                                                      None<F1>
Exchange fee                                                        None<F1>
Maximum account fee                                                 None<F1>
-----------------------------------------------------------------------------

<F1> An investor's broker may charge a fee for wire redemptions and/or exchanges and may charge an account fee.

- ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.

-----------------------------------------------------------------------------
Management fee                                                         0.75%
Distribution and/or service (12b-1) fees                               0.25%
Other expenses                                                         0.57%
Total Fund Operating Expenses                                      1.57%<F1>
-----------------------------------------------------------------------------

<F1> The Adviser waives its advisory fee to the extent necessary to ensure that the Total Fund Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. The Adviser may terminate the fee waiver at any time, but will not do so prior to October 31, 1999.

The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been allowed if paid entirely as an initial sales charge.


                                                                 ABOUT THE FUNDS


EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------------------
1 Year              3 Years             5 years             10 Years
$553                $876                $1,221              $2,193
-----------------------------------------------------------------------------


PORTFOLIO MANAGERS
Wendell L. Perkins, CFA, and Frank J. Gambino, CFA, are responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is a Senior Vice President of the Adviser and has managed equity portfolios for the Adviser since January 1994. Mr. Gambino is a Vice President of the Adviser and has served as a portfolio manager and equity analyst for the Adviser since December 1993.


ABOUT THE FUNDS


                    JOHNSONFAMILY INTERNATIONAL EQUITY FUND
                    ----------------------------------------


MAIN GOAL
The Fund seeks long-term capital appreciation.

HOW THE FUND INVESTS
The Fund invests mainly (65% or more of its net assets) in stocks of foreign companies of any size market capitalization. To ensure adequate diversification, the Fund spreads its investments across many different regions around the world. The portfolio managers assign country weightings based on the Fund's benchmark, the Morgan Stanley Capital International All-Country World (less U.S.) Index. Within each country, the portfolio managers identify the most attractively valued companies and choose stocks based on the strategy described below. The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the Morgan Stanley Capital International All-Country World (less U.S.) Index, the portfolio managers focus on stock selection rather than country concentration. The country allocation rarely will be identical to the Morgan Stanley Capital International All-Country World (less U.S.) Index because the portfolio managers usually will find more or better investment opportunities in some countries than others and because country performance will vary.

INVESTMENT STRATEGY
In choosing stocks, the Fund focuses on foreign companies that appear to be undervalued relative to their real worth or future prospects. The portfolio managers use a variety of resources, including computer models and fundamental research, to identify foreign stocks that they believe are favorably priced. Specifically, the managers look for non-U.S. companies that have some or all of the following attributes:

- Positive free cash flow
- Corporate restructuring or management changes
- Increasing market share or new product development
- Inexpensive (i.e., low valuation) relative to their industry sector
- Relatively flat or increasing earnings estimate revisions
- Sufficient analysts' coverage and liquidity
- Other evidence of positive catalysts for change

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.


                                                                 ABOUT THE FUNDS


The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of foreign securities.

MAIN INVESTMENT RISKS
The Fund is subject to the following risks:

- MARKET RISK.  This is the risk that the price of a security will fall due to
  changing   economic, political, or market conditions or for other reasons.
  The price declines may be steep, sudden and/or prolonged. This means you may lose money.

- FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

- FOREIGN INVESTMENT RISKS. These are risks associated with investing in foreign common stocks that are in addition to the risks associated with investing in U.S. common stocks.

  - CURRENCY RISK. This is the risk that the U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

  - COUNTRY RISK. This is the risk that political, social or economic events in a country may adversely affect the Fund's investments in the country.

  - REGULATION RISK. This is the risk that investors in a foreign securities market may not be afforded the same protections as investors in U.S. securities markets. This is also the risk that it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

  - LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

An investment in the Fund is not a deposit of the Johnson Banks and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
ABOUT THE FUNDS


INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

- SHAREHOLDER FEES are fees paid directly from your investment.

-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                  4.00%
Maximum deferred sales charge (load)
  (as a percentage of net asset value)                                  None
Maximum sales charge (load) imposed on reinvested
  dividends (as a percentage of net asset value)                        None
Redemption fee                                                      None<F1>
Exchange fee                                                        None<F1>
Maximum account fee                                                 None<F1>
-----------------------------------------------------------------------------

<F1> An investor's broker may charge a fee for wire redemptions and/or exchanges and may charge an account fee.

- ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from Fund assets. They are expressed as a percentage of the Fund's average net assets.

-----------------------------------------------------------------------------
Management fee                                                         0.90%
Distribution and/or service (12b-1) fees                               0.25%
Other expenses                                                         0.81%
Total Fund Operating Expenses                                      1.96%<F1>
-----------------------------------------------------------------------------

<F1> The Adviser waives its advisory fee to the extent necessary to ensure that the Total Fund Operating Expenses do not exceed 1.85% of the Fund's average daily net assets. The Adviser may terminate the fee waiver at any time, but will not do so prior to October 31, 1999.

The Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been allowed if paid entirely as an initial sales charge.


                                                                 ABOUT THE FUNDS


EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------
1 Year              3 Years             5 years             10 Years
$591                $991                $1,415              $2,594
-----------------------------------------------------------------------------


PORTFOLIO MANAGERS
Wendell L. Perkins, CFA, Frank J. Gambino, CFA, Jean-Claude Heritier, and Patrick Gigon are responsible for the day-to-day management of the Fund. Together, they utilize a team approach to portfolio management. Mr. Perkins is a Senior Vice President of the Adviser and has managed equity portfolios for the Adviser since January 1994. Mr. Gambino is a Vice President of the Adviser and has served as a portfolio manager and equity analyst for the Adviser since December 1993. Mr. Heritier has been employed by Banque Franck, S.A., Geneva, Switzerland, since 1987 as a specialist in international equity management. Banque Franck, S.A. is an affiliate of the Adviser. Mr. Gigon serves as General Manager of Banque Franck, S.A. and has been employed by Banque Franck, S.A. since 1992. Although employed by Banque Franck, S.A., Messrs. Heritier and Gigon act under the supervision and control of the Adviser when advising the Fund.


ABOUT YOUR ACCOUNT


                           BUYING SHARES OF THE FUNDS
                          ---------------------------

You may purchase shares of JohnsonFamily Funds through Johnson Trust Company and any of the other Bank Affiliates of the Funds' investment adviser, Johnson Asset Management, Inc. Although you may not purchase shares directly from the Fund, you also may buy them through certain broker/dealers ("Selected Dealers") who have a signed sales agreement with the Funds' Distributor, Sunstone Distribution Services, LLC.

When you invest in JohnsonFamily Funds, you purchase shares at the offering price. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge.

INTERMEDIATE FIXED INCOME FUND

-----------------------------------------------------------------------------
                              Sales Charge as               Sales Charge as
Amount of                      a Percentage                    a Percentage
Transaction                  of Offering Price           of Net Asset Value
-----------------------------------------------------------------------------
Less than $50,000                  2.75%                              2.83%
$50,000 to $99,999                 2.25%                              2.30%
$100,000 to $249,999               2.00%                              2.04%
$250,000 or more                    None                               None
-----------------------------------------------------------------------------


LARGE CAP EQUITY FUND, SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

-----------------------------------------------------------------------------
                              Sales Charge as               Sales Charge as
Amount of                      a Percentage                    a Percentage
Transaction                  of Offering Price           of Net Asset Value
-----------------------------------------------------------------------------
Less than $50,000                  4.00%                              4.17%
$50,000 to $99,999                 3.00%                              3.09%
$100,000 to $249,999               2.00%                              2.04%
$250,000 or more                    None                               None
-----------------------------------------------------------------------------

(At various times, the Distributor may implement programs under which Selected Dealers' sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance sales contracts or recognition programs conforming to criteria established by the Distributor. The Distributor may also provide marketing services to Selected Dealers consisting of written informational material relating to sales incentive campaigns conducted by such entities for their representatives.)

REDUCING YOUR SALES CHARGE
You may be able to reduce or waive the sales charges on your JohnsonFamily Funds purchases either through the Right of Accumulation or under a Letter of Intent. To qualify, you must notify your broker at the time of purchase. Your broker will explain


                                                              ABOUT YOUR ACCOUNT


how the Right of Accumulation and the Letter of Intent operate. The reduction in sales charge is subject to confirmation of your holdings. The Funds may modify or terminate quantity discounts at any time.

NET ASSET VALUE PURCHASES
You may purchase shares of the Funds at net asset value (without a sales charge) if you:
- Invest $250,000 or more in the Funds.
- Purchase JohnsonFamily Funds shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund. To qualify for this waiver, you should provide your broker, at the time of purchase, a copy of the confirmation from the other fund, showing the redemption transaction.
- Redeem JohnsonFamily Funds shares and later buy new shares. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To qualify to use this privilege, you should provide your broker with a copy of your account statement showing the prior investment in the Funds.
- Or an immediate family member are an officer or director of the Company; an officer, director or employee of Johnson International, Inc. or its subsidiaries, S.C. Johnson & Son, Inc. or its subsidiaries, Johnson Worldwide Associates, Inc. or its subsidiaries, Frye-Louis Capital Management, Inc.,
  J/K Management Services, Inc.; an officer, director or employee of the Distributor or its affiliates; an employee of a Selected Dealer; or a client of the Adviser. A person's immediate family includes the person's spouse, parents, grandparents, siblings, children and grandchildren.
- Or an immediate family member holds a fiduciary account or agency account with any of the Company's Bank Affiliates.

HOW TO PURCHASE SHARES
Shares may be purchased only through a JohnsonFamily Funds Selected Dealer or Bank Affiliate. Each dealer and bank affiliate has its own procedures for purchasing shares and minimum investment requirements. (The Funds themselves have no minimum investment requirements.) Because purchase procedures will differ from dealer to dealer or bank affiliate, you will want to carefully review these procedures before investing.

Purchase orders placed with a Selected Dealer or a Bank Affiliate prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) will be priced at the offering price calculated later that day. Selected Dealers and Bank Affiliates are responsible for promptly forwarding orders and payment to the Transfer Agent. If your request is received by the Selected Dealer or Bank Affiliate after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, the Funds will process your purchase request on the next business day at that day's offering price.


ABOUT YOUR ACCOUNT


                    SELLING (REDEEMING) SHARES OF THE FUNDS
                    ----------------------------------------

You may sell (redeem) your shares on any business day the New York Stock Exchange is open for trading. You must sell (redeem) your shares through a JohnsonFamily Funds Selected Dealer or Bank Affiliate. These entities have established procedures which investors must follow in selling (redeeming) shares. Because redemption procedures vary from dealer to dealer or bank affiliate, you will want to carefully review these procedures before redeeming shares.

If your redemption request is received in good order by a JohnsonFamily Funds Selected Dealer or Bank Affiliate before the close of regular trading on the NYSE (normally 3:00 p.m. Central Time), you will receive that day's net asset value. If your request is received after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, your redemption will be processed on the next business day at that day's net asset value.


                              EXCHANGE PRIVILEGES
                              --------------------

Investors may exchange shares of one JohnsonFamily Fund for shares of another JohnsonFamily Fund without paying a sales charge, subject to the following guidelines:

- You must follow procedures established by the Selected Dealer or Bank
  Affiliate;

- You may only exchange into Funds that are legally available for sale in your state;

- You may have a taxable gain or loss as a result of an exchange; and

- The Funds reserve the right to change or terminate this privilege upon 60 days notice, or suspend this privilege without notice when economic or market changes make it difficult to carry out such transactions.


                                                              ABOUT YOUR ACCOUNT


                             NET ASSET VALUE (NAV)
                             ----------------------


Each of the JohnsonFamily Funds calculates its net asset values each day the New York Stock Exchange is open, after the close of business (normally 3:00 p.m. Central Time). Net asset value is calculated by adding together the value of a Fund's total assets, subtracting its liabilities, and then dividing the balance by the number of shares outstanding. The Funds do not calculate their net asset values on the days when the NYSE is closed.

The Funds typically use current market quotations to value their securities. The Funds will value fixed income securities with a remaining maturity of 60 days or less on an amortized cost basis. If a security does not have a readily available market quotation, the Funds will use a good faith valuation provided by the Board of Directors or will value the securities under the Board's direction. The Board of Directors may also approve the use of pricing services to assist in the determination of net asset values for the Funds.

The International Equity Fund will, and the other Funds may, hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their net asset values. To the extent they do so, their net asset values may change on days when you cannot purchase or redeem Fund shares. To date, the euro conversion has not had a material effect on the ability of the Funds' investment adviser or other service providers to provide the services they have agreed to provide to the Funds.

ABOUT YOUR ACCOUNT


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                      -----------------------------------

The Funds typically distribute most or all of their net income to shareholders in the form of dividends. The Funds distribute net capital gains, if any, annually.

In general, any dividends and net short-term capital gains you receive from the Funds are taxable as ordinary income. Any net long-term capital gains you receive are taxable as capital gains, regardless of how long you have owned your shares. The Funds expect that the distributions of the Intermediate Fixed Income Fund will consist primarily of ordinary income; the distributions of the Small Cap Equity Fund will consist primarily of net capital gains; and the distributions of the Large Cap Equity Fund and International Equity Fund will consist of both ordinary income and net capital gains.

The following table summarizes the distribution policies for each of the Funds:

                                         DIVIDENDS       CAPITAL GAINS
FUND                                      (IF ANY)            (IF ANY)
-----------------------------------------------------------------------------
Intermediate Fixed Income Fund             monthly            annually
Large Cap Equity Fund                    quarterly            annually
Small Cap Equity Fund                     annually            annually
International Equity Fund                 annually            annually
-----------------------------------------------------------------------------


REINVESTMENT OF FUND DISTRIBUTIONS
Investors can reinvest all of their income dividends and/or capital gain distributions into the Funds at net asset value, without a sales charge. Investors also can receive their distributions in cash. For investors whose income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares.

TAX CONSIDERATIONS
The sale of shares in your account may produce a taxable gain or a loss. An exchange of shares of one Fund for another is treated as a sale of the Fund shares surrendered in exchange and may result in a taxable gain. A percentage of ordinary income distributions from the Intermediate Fixed Income Fund may be exempt from state taxation. Please consult your tax adviser regarding the treatment of your distribution.

ASSET ALLOCATION (DIVERSIFICATION)
You should not consider an investment in any one Fund a complete investment program. Like most investors, you should hold a number of different investments, each with a different level of risk, including common stocks, bonds and money market instruments.


                                                            MORE ABOUT THE FUNDS


                            MANAGEMENT OF THE FUNDS
                            ------------------------


INVESTMENT ADVISER
Johnson Asset Management, Inc. ("JAM") is the investment adviser for the Funds. Located at 4041 N. Main Street, Racine, WI 53402, JAM manages the Funds' investments and its business operations under the overall supervision of the Funds' Board of Directors. As of November 30, 1998, JAM had a total of approximately $600 million in assets under management.

JAM manages the portfolio of securities for each Fund. As compensation for JAM's services, the Funds pay JAM a fee which is calculated daily and payable monthly, based upon the average daily net assets of each Fund at the following annual rates:

-----------------------------------------------------------------------------
Intermediate Fixed Income Fund                                         0.45%
Large Cap Equity Fund                                                  0.75%
Small Cap Equity Fund                                                  0.75%
International Equity Fund                                              0.90%
-----------------------------------------------------------------------------


HISTORICAL PERFORMANCE OF INVESTMENT ADVISORY ACCOUNTS MANAGED BY THE ADVISER The Funds are providing composite historical performance data for JAM's Large Cap Accounts and Fixed Income Accounts. The performance data illustrates the investment performance of portfolios similar to the Intermediate Fixed Income Fund and the Large Cap Equity Fund and compares the performance of these portfolios to relevant broad-based market indices. The Large Cap Accounts include all portfolios managed by JAM with objectives, strategies and policies substantially similar to those employed by the Large Cap Equity Fund. The Fixed Income Accounts include all portfolios managed by JAM with objectives, strategies and policies substantially similar to those employed by the Intermediate Fixed Income Fund. (JAM had been managing portfolios having objectives, similar to the Small Cap Equity Fund for less than one year prior to
the   organization of the Small Cap Equity Fund.  The portfolio managers of the
International Equity Fund have managed portfolios having objectives similar to the International Equity Fund but using different strategies and policies.)

The following performance data is historical and investors should not consider this performance data as an indication of the future performance of either the Large Cap Equity Fund, the Intermediate Fixed Income Fund or the results an individual investor might achieve by investing in either the Large Cap Equity Fund or the Intermediate Fixed Income Fund. Investors should not rely on the historical performance data when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of dividends and interest. The performance data for both the Large Cap Accounts and the Fixed Income Accounts are net of investment advisory fees and expenses. The fees and


MORE ABOUT THE FUNDS


expenses of each of the Large Cap Accounts and the Fixed Income Accounts were less than the annual expenses for the Large Cap Equity Fund and the Intermediate Fixed Income Fund, respectively. The performance of the Large Cap Accounts and the Fixed Income Accounts would have been lower had they incurred higher fees and expenses. The Large Cap Accounts and the Fixed Income Accounts were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code, which, if applicable, may have adversely affected their performance results. The method used to calculate the historical performance of the Large Cap Accounts and Fixed Income Accounts differs from the method required by the Securities and Exchange Commission in calculating standardized average annual total returns of mutual funds.

The performance information for the Large Cap Accounts, Fixed Income Accounts and the indices is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. The performance information has not been verified by any third party and is unaudited.

Compounded Annual Rates of Return<F1> (For the Period Ended December 31, 1998)

                9 MONTHS<F2>       1 YEAR     3 YEARS      5 YEARS 9 YEARS<F3>
--------------------------------------------------------------------------------
Large Cap
  Equity Fund<F4>      5.16%          n/a         n/a          n/a         n/a
Intermediate Fixed
  Income Fund<F4>      6.21%          n/a         n/a          n/a         n/a
Large Cap Composite    5.31%       21.12%      26.08%       21.85%      16.68%
S&P 500/R<F5>         12.84%       28.58%      28.23%       24.06%      17.90%
Fixed Income
  Composite            6.21%        7.49%       6.41%        6.19%       8.11%
Lehman Brothers
  Intermediate
  Government/Corporate
  Bond Index<F6>       6.77%        8.44%       6.77%        6.60%       8.05%
--------------------------------------------------------------------------------


<F1> Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

<F2> The Large Cap Equity Fund and the Intermediate Fixed Income Fund commenced operations on March 31, 1998. Performance information consists of total return from April 1, 1998 through December 31, 1998 and is not annualized.

<F3> Since inception of the Large Cap Composite and the Fixed Income Composite.

<F4> Total return does not reflect the sales load charged by the Fund.


                                                            MORE ABOUT THE FUNDS

<F5> The S&P 500/R (the "Index") consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market capitalization (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

<F6> The Lehman Brothers Intermediate Government/Corporate Bond Index includes fixed rate U.S. Treasury, U.S. government agency and U.S. corporate debt and dollar-denominated debt securities of certain foreign entities with maturities no greater than ten years.

Please remember that past performance may not be an indication of future rates of return. Investors should also be aware that other performance calculation methods may produce different results, and the comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

DISTRIBUTION FEES
The Funds have adopted a Service and Distribution Plan under Rule 12b-1 under the Investment Company Act. The Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Sunstone Financial Group, Inc. acts as administrator, transfer agent and dividend disbursing agent for the Funds. Located at 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, Sunstone provides administrative and accounting services to the Fund, including calculating each Fund's net asset value.

CUSTODIAN
Investors Fiduciary Trust Company, which has its principal address at 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the Funds' investments.


MORE ABOUT THE FUNDS


                                YEAR 2000 ISSUES
                               -----------------

Many computer systems were designed to use two digits rather than four to identify the year. Unless modified, these systems may not be able to correctly distinguish the Year 2000 from the Year 1900. The Funds could be adversely affected if the computer systems used by the Funds' investment adviser or other service providers do not properly address this problem before January 1, 2000.

The Funds' investment adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Funds' other service providers have told the Adviser that they also expect to resolve the Year 2000 problem before January 1, 2000. The Adviser will continue to monitor the situation as Year 2000 approaches. However, it cannot control the success of those efforts. The Funds are establishing contingency plans to provide alternatives in case the providers experience significant Year 2000 difficulties. The Year 2000 Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.
                                                            MORE ABOUT THE FUNDS


                              FINANCIAL HIGHLIGHTS
                             ---------------------

The financial highlights table is intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

JOHNSONFAMILY FUNDS, INC.
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED OCTOBER 31, 1998<F1>

                          INTERMEDIATE
                                 FIXED   LARGE CAP   SMALL CAP INTERNATIONAL
                                INCOME      EQUITY      EQUITY        EQUITY
                                  FUND        FUND        FUND          FUND
-----------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD           $10.00       $10.00      $10.00       $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income           0.31         0.03        0.00         0.09
  Net realized and unrealized
     gain (loss) on investments
     and foreign currency
     transactions                 0.27       (0.42)      (1.78)       (1.12)
                              --------     --------    --------     --------
  Total from investment
     operations                   0.58       (0.39)      (1.78)       (1.03)
                              --------     --------    --------     --------

LESS DISTRIBUTIONS PAID:
  From net investment income    (0.31)       (0.02)        0.00         0.00
                              --------     --------    --------     --------

NET ASSET VALUE,
     END OF PERIOD              $10.27        $9.59       $8.22        $8.97
                              ========     ========    ========     ========

TOTAL RETURN<F2>                 5.89%      (3.87)%    (17.80)%     (10.30)%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of
     period (000s)             $68,050      $40,933     $22,831      $19,858
  Ratio of expenses to
     average net assets, net
     of waivers<F3>              0.85%        1.45%       1.50%        1.85%
  Ratio of net investment
     income to average net
     assets, net of waivers<F3>  5.32%        0.55%       0.03%        1.85%
  Ratio of expenses to
     average net assets,
     before waivers<F3>          1.11%        1.45%       1.57%        1.96%
  Ratio of net investment
     income to average net
     assets, before waivers<F3>  5.06%        0.55%     (0.04)%        1.74%
  Portfolio turnover rate<F2>      47%          27%          3%           6%
--------------------------------------------------------------------------------

<F1> Commenced operations on March 31, 1998.
<F2> Not annualized and does not reflect sales loads charged by the Funds.
<F3> Annualized.


INFORMATION


                              FOR MORE INFORMATION
                             ---------------------

You can find additional information about the JohnsonFamily Funds in the following documents:

- ACCOUNT STATEMENTS. You will receive a periodic statement detailing activity in your account from your JohnsonFamily Funds Selected Dealer or Bank Affiliate.

- ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS. These reports detail the Funds' actual investments (as of the report date) and performance information. The Annual Report includes a discussion by the Adviser of recent market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The Annual Report is audited by the Funds' independent accountant.

- STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally part of) this prospectus. You may visit the SEC's Internet website (www.sec.gov) to view the SAI and other information. The SAI is also available from Selected Dealers and Bank Affiliates through which shares of the JohnsonFamily Funds may be purchased or sold.


To request a free copy of the current Annual/Semiannual Report or SAI, or to make inquiries, please write or call the Funds at:

JohnsonFamily Funds
c/o Sunstone Financial Group
207 E. Buffalo, Suite 400
Milwaukee, WI 53202-5712
1-800-276-8272

You can review and copy information about the JohnsonFamily Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-800-SEC-0330 for information on the operations of the Public Reference Room.
Reports and other information about the JohnsonFamily Funds are also available at the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009

SEC File Number: 811-8850


                              JohnsonFamily Funds
                                  P.O. Box 515
                             Racine, WI 53401-0515